UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2018

B. RILEY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21255 Burbank Boulevard, Suite 400 Woodland Hills, California	91367

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 884-3737

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2018 annual meeting of stockholders (the “Annual Meeting”) of B. Riley Financial, Inc. (the “Company”) was held on July 26, 2018. At the Annual Meeting, the Company’s stockholders approved the Company’s 2018 Employee Stock Purchase Plan (the “Plan”).

A summary of the Plan was included in the Company's definitive proxy statement filed with the Securities and Exchange Commission on June 20, 2018 (the “2018 Proxy Statement”) under the section entitled “Proposal 4: Approval of the Company’s 2018 Employee Stock Purchase Plan” and is incorporated herein by reference. The summary of the Plan contained in the 2018 Proxy Statement is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Of the 26,049,552 shares of the Company’s common stock entitled to vote at the Annual Meeting, 21,324,757 shares were represented at the meeting in person or by proxy, constituting a quorum. The voting results for each proposal considered at the Annual Meeting are presented below, and each proposal is described in further detail below and in the 2018 Proxy Statement.

1.	Election of Directors:

	Votes For	Votes Withheld	Broker Non-Votes
Bryant R. Riley	17,137,684	207,694	3,979,379
Robert D’Agostino	15,353,555	1,991,823	3,979,379
Andrew Gumaer	16,666,140	679,238	3,979,379
Todd D. Sims	17,148,652	196,726	3,979,379
Thomas J. Kelleher	17,144,202	201,176	3,979,379
Mikel H. Williams	16,461,685	883,693	3,979,379
Michael J. Sheldon	15,388,868	1,956,510	3,979,379
Robert L. Antin	15,388,412	1,956,966	3,979,379

2.	Ratification of the selection of Marcum LLP as independent registered public accounting firm for the fiscal year ending December 31, 2018:

Votes For	Votes Against	Abstentions
21,103,513	219,879	1,365

3.	Vote to approve the amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 40,000,000 to 100,000,000:

Votes For	Votes Against	Abstentions
18,271,458	2,998,473	54,821

4.	Vote to approve the Company’s 2018 Employee Stock Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,297,452	46,595	1,330	3,979,380

To the extent required by Item 5.07 of Form 8-K, the disclosures in Item 5.02 are hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation.

10.1	2018 Employee Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 31, 2018	B. RILEY FINANCIAL, INC.

	By:	/s/ Phillip J. Ahn
		Name:	Phillip J. Ahn
		Title:	Chief Financial Officer and Chief Operating Officer